United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 28, 2023
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Amendment, Side Letter Agreement and the Earnout Agreement (each as defined below) set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2023, Priority Technology Holdings, Inc.’s (the “Company”) indirect subsidiary, Plastiq, Powered by Priority, LLC, a Delaware limited liability company (“Buyer”), completed the acquisition of (i) substantially all of the assets of Plastiq Inc., a Delaware corporation (“Plastiq”), PLV Inc., a Delaware corporation and subsidiary of Plastiq (“PLV”), and Nearside Business Corp., a Delaware corporation and subsidiary of Plastiq (“Nearside”, together with Plastiq and PLV, “Sellers”), and (ii) all of the equity of Plastiq Canada Inc. (“Plastiq Canada”), a wholly owned subsidiary of Plastiq (the “Sale”), pursuant to that certain Asset and Equity Purchase Agreement, dated May 23, 2023, among Buyer and Sellers (as amended, the “Purchase Agreement”). The Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 24, 2023 (File No. 0001-37872).

As previously disclosed, on May 24, 2023, Sellers filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On July 27, 2023, the Bankruptcy Court approved the Sale under the Bankruptcy Code pursuant to the Purchase Agreement. The Bankruptcy Court’s order approved the sale of the Purchased Assets (as defined in the Purchase Agreement) to Buyer free and clear of all liens, claims and encumbrances pursuant to Section 363 of the Bankruptcy Code.

In connection with the Sale, the following agreements were entered into to supplement the terms of the Purchase Agreement:

•that certain Amendment No. 1 to Equity and Asset Purchase Agreement, dated as of July 31, 2023 (the "Amendment"), by and among Sellers and Buyer;
•that certain Side Letter Agreement, dated as of July 28, 2023 (the “Side Letter Agreement”), by and between Buyer and Colonnade Acquisition Corp. II, a Cayman Islands exempted company limited by shares (“Colonnade”); and
•that certain Earnout Agreement, entered into on July 31, 2023 (the “Earnout Agreement”), by and among Buyer, Sellers, Priority Holdings, LLC and Blue Torch Finance, LLC, a Delaware limited liability company (“Blue Torch”).

Pursuant to the terms and subject to the conditions of the Purchase Agreement, in addition to the assumption of Liabilities (as defined in the Purchase Agreement), the Purchase Agreement provided for consideration that consisted of: (i) $27,500,000 in cash at the consummation of the Sale (the “Closing”); (ii) payment of the consideration to Blue Torch as described in the Earnout Agreement; and (iii) payment of the consideration to Colonnade as described in the Side Letter Agreement.

A copy of the Amendment, Side Letter Agreement and the Earnout Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Obligation of a Registrant.

As previously disclosed, on June 30, 2023, Priority Holdings, LLC, as a borrower (the “Initial Borrower”), the other Credit Parties (as defined in the Third Amendment (as defined below)) party thereto, the 2023-1 Incremental Revolving Credit Lender (as defined in the Third Amendment), the 2023-2 Incremental Revolving Credit Lender (as defined in the Third Amendment) and Truist Bank, as administrative agent and collateral agent (the “Agent”), entered into the Third Amendment to the Credit and Guaranty Agreement (the “Third Amendment”), which amended the Credit and Guaranty Agreement, dated as of April 27, 2021 (as amended by the First Amendment to the Credit and Guaranty Agreement, dated as of May 21, 2021, the Second Amendment to the Credit and Guaranty Agreement, dated as of September 17, 2021 the “Credit Agreement”). Capitalized terms used but not defined in this Item 2.03 have the meaning given to them in the Credit Agreement. The Third Amendment amended the Credit Agreement to, among other things, provide for additional revolving commitments under the Credit Agreement in an aggregate principal amount of $25,000,000 (the “Additional Revolving Commitment”), $15,000,000 of which was available immediately upon effectiveness of the Third Amendment. In connection with the consummation of the Sale, the remaining $10,000,000 of the Additional Revolving Commitment was made available to the Borrowers. Proceeds from a drawing on the Revolving Commitments (as increased by the Additional Revolving Commitment) were used, together with the cash on hand, to fund the cash consideration for the Sale.

The foregoing description of the Third Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Third Amendment filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on July 3, 2023 (File No. 001-37872), the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

On August 1, 2023, the Company issued a press release announcing the Closing. The Company’s press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired — The financial statements required under this Item 9.01 are not included in this Current Report, and the Company will file an amendment to this Current Report containing the audited financial statements required within 71 calendar days.

(d) Exhibits — The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Amendment No. 1 to Equity and Asset Purchase Agreement, dated July 31, 2023, by and among Plastiq, Powered by Priority, LLC, Plastiq Inc., PLV Inc. and Nearside Business Corp.
10.2	Side Letter Agreement, dated July 28, 2023, by and between Plastiq, Powered by Priority, LLC and Colonnade Acquisition Corp. II.
10.3	Earnout Agreement, dated July 31, 2023, by and among Plastiq, Powered by Priority, LLC, Plastiq Inc., PLV Inc., Nearside Business Corp., Blue Torch Finance, LLC and Priority Holdings, LLC.
99.1	Press Release, dated August 1, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2023

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer